UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 29, 2004

Gadzooks, Inc.

(Exact name of registrant as specified in charter)

Texas (State or other jurisdiction of incorporation)	0-26732 (Commission File Number)	74-2261048 (IRS Employer Identification No.)

4121 International Parkway
Carrollton, Texas 75007
(Address and zip code of principal executive offices)

(972) 307-5555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
Debtor-in-Possession Loan and Security Agreement
Promissory Note
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

     See our discussion under Item 2.03 with respect to our entry into a new credit facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

     On October 29, 2004, with the approval of the United States Bankruptcy Court for the Northern District of Texas, Gadzooks, Inc. (the “Company”) entered into a Debtor-in-Possession Loan and Security Agreement (the “Loan Agreement”) with Gryphon Master Fund, L.P. The Loan Agreement provides for a Tranche B Term Loan in the principal amount of $5.0 million. The Loan Agreement provides for an initial loan advance of $3.0 million, which was funded on November 1, 2004, and provides for a second loan advance of $2.0 million upon the issuance of a Final Order by the Bankruptcy Court approving the transaction. The principal balance of the loan is scheduled to be repaid by May 30, 2005. The loan bears interest equal to seventeen percent (17%) per annum. The loan and obligations of the Company and its subsidiaries under the Loan Agreement are secured by a security interest in substantially all of the assets of the Company and is subordinated to the security interests of Wells Fargo Retail Finance, LLC.

     The foregoing description of the Loan Agreement is qualified in its entirety by the full text of the documents attached hereto as exhibits and incorporated by reference in this report. A copy of the press release announcing the Loan Agreement is attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Number	Exhibit
10.1*	Debtor-in-Possession Loan and Security Agreement dated as of October 29, 2004, by and between Gryphon Master Fund, L.P. and Gadzooks, Inc.
10.2*	Promissory Note dated October 29, 2004 payable to Gryphon Master Fund, L.P.
99.1*	Press Release dated November 1, 2004 entitled “Gadzooks, Inc. enters into Tranche B Loan with Gryphon Master Fund, L.P.”

*Filed herewith

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GADZOOKS, INC.
Date: November 4, 2004	By:	/s/ Gerald R. Szczepanski
		Name:	Gerald R. Szczepanski
		Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
10.1*	Debtor-in-Possession Loan and Security Agreement dated as of October 29, 2004, by and between Gryphon Master Fund, L.P. and Gadzooks, Inc.
10.2*	Promissory Note dated October 29, 2004 payable to Gryphon Master Fund, L.P.
99.1*	Press Release dated November 1, 2004 entitled “Gadzooks, Inc. enters into Tranche B Loan with Gryphon Master Fund, L.P.”

*Filed herewith